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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference of our report dated April 29, 1999, included in this Annual Report on Form l0-KSB, into the Company's previously filed Registration Statement on Form S-8 (File No. 333-27395).









                                                 ARTHUR ANDERSEN LLP

Las Vegas, Nevada
April 29, 1999